                                FORM OF ELECTION
                         IN CONNECTION WITH THE MERGER
                                       OF
                             PX MERGER CORPORATION,
                           A CORPORATION ORGANIZED BY
                            PX HOLDING CORPORATION,
                                 WITH AND INTO
                                PANAVISION INC.

     This Form of Election is to be completed by stockholders (each such stockholder, a 'Holder'), of common stock, par value $.01 per share ('Panavision Common Stock'), of Panavision Inc. ('Panavision'), to make an election to either
(i) retain fully paid and nonassessable shares of Panavision Common Stock ('Non-Cash Election Shares') or (ii) subject to proration as described in the Proxy Statement (as defined below), receive an amount in cash equal to $27.00 per share (the 'Cash Price') of Panavision Common Stock ('Cash Election Shares'), in connection with the proposed merger (the 'Merger') of PX Merger Corporation ('Merger Sub') with and into Panavision. Holders who elect Non-Cash Election Shares should submit this Form, accompanied by certificates for shares (the 'Common Stock Certificates') of Panavision Common Stock, to the Exchange Agent. Holders who elect to receive Cash Election Shares for all of their shares of Panavision Common Stock should submit only this Form to the Exchange Agent, unaccompanied by Common Stock Certificates. Each share of Panavision Common Stock for which no election is made will automatically, subject to proration as described in the Proxy Statement, be converted into the right to receive the Cash Price from Panavision following the Merger.

     HOLDERS ELECTING TO RECEIVE THE CASH PRICE FOR ALL THEIR SHARES AND WHO THEREFORE DO NOT WISH TO RETAIN ANY OF THEIR SHARES OR WHO DO NOT MAKE AN ELECTION SHOULD RETAIN THEIR COMMON STOCK CERTIFICATES UNTIL LETTERS OF TRANSMITTAL ARE RECEIVED AFTER THE EFFECTIVE TIME OF THE MERGER.

                     THE EXCHANGE AGENT FOR THE MERGER IS:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

            BY HAND:                       BY OVERNIGHT COURIER:                           BY MAIL:
    ChaseMellon Shareholder               ChaseMellon Shareholder                   ChaseMellon Shareholder
        Services, L.L.C.                     Services, L.L.C.                          Services, L.L.C.
    120 Broadway, 13th Floor                85 Challenger Road                       Post Office Box 3301
    New York, New York 10271                  Mail Drop-Reorg                 South Hackensack, New Jersey 07606
   Attention: Reorganization         Ridgefield Park, New Jersey 07660       Attention: Reorganization Department
           Department              Attention: Reorganization Department

                            TOLL FREE NUMBER: None

                           ------------------------

                        FOR GUARANTEE OF DELIVERY ONLY:

                        FACSIMILE NUMBER: (201) 329-8936
                       CONFIRM FACSIMILE: (201) 296-4860

                               INFORMATION AGENT:

                             D.F. King & Co., Inc.
                                77 Water Street
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 269-5550
                   All Others Call Toll-Free: (800) 758-5378

     DELIVERY OF THIS FORM TO AN ADDRESS OR FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS FORM WHERE INDICATED BELOW. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS FORM IS COMPLETED.

          THE DEADLINE FOR SUBMITTING THIS FORM TO THE EXCHANGE AGENT, TOGETHER, IN THE CASE OF HOLDERS WHO ELECT NON-CASH ELECTION SHARES,
     WITH YOUR COMMON STOCK CERTIFICATES (OR AFFIDAVITS AND INDEMNIFICATION
          FOR LOST COMMON STOCK CERTIFICATES OR GUARANTEES OF DELIVERY
        OF COMMON STOCK CERTIFICATES), IS 5:00 P.M., NEW YORK CITY TIME,
                      ON JUNE [  ], 1998, UNLESS EXTENDED.

     Holders of Panavision Common Stock whose Common Stock Certificates are not immediately available or who cannot deliver their Common Stock Certificates and all other documents required hereby to the Exchange Agent prior to 5:00 p.m., New York City time, on June [ ], 1998, unless extended (the 'Election Date'), and who wish to make an election to receive Non-Cash Election Shares must do so pursuant to the affidavit and indemnification procedure for lost Common Stock Certificates described in Instruction D5 or the guaranteed delivery procedure described in Instruction A1.

     HOLDERS MAY ELECT TO RETAIN FULLY PAID AND NONASSESSABLE SHARES OF PANAVISION COMMON STOCK OR , SUBJECT TO PRORATION AS DESCRIBED IN THE PROXY STATEMENT, TO RECEIVE THE CASH PRICE, WITH RESPECT TO ALL OR ANY PORTION OF THE SHARES OF PANAVISION COMMON STOCK HELD BY SUCH HOLDERS. SHARES FOR WHICH SUCH AN ELECTION IS NOT MADE SHALL AUTOMATICALLY, SUBJECT TO PRORATION AS DESCRIBED IN THE PROXY STATEMENT, BE EXCHANGED FOR THE RIGHT TO RECEIVE THE CASH PRICE.

     List below the Common Stock Certificates to which this Form relates. If the space provided below is inadequate, the information shown in the space below with respect to the Common Stock Certificates and the type of election should be listed on a separate signed schedule affixed hereto.

Box I

                                           TYPE OF ELECTION (SEE INSTRUCTION D)
                  SHARES OF PANAVISION COMMON STOCK SUBMITTED (ATTACH SEPARATE SIGNED LIST IF NECESSARY)
                                                                                            NUMBER OF         NUMBER OF
                                                                                              SHARES         SHARES WITH
                                                                            TOTAL          WITH RESPECT       RESPECT TO
                                                                            NUMBER         TO WHICH AN         WHICH AN
                                                                          OF SHARES        ELECTION TO       ELECTION TO
                                                       COMMON STOCK     REPRESENTED BY        RETAIN         RECEIVE THE
                                                       CERTIFICATE       COMMON STOCK       SHARES IS         CASH PRICE
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)       NUMBER(1)        CERTIFICATE           MADE           IS MADE(2)

                                                     ----------------------------------------------------------------------

                                                     ----------------------------------------------------------------------

                                                     ----------------------------------------------------------------------

                                                     ----------------------------------------------------------------------

                                                     ----------------------------------------------------------------------


                                                     ----------------------------------------------------------------------
                                                          TOTAL
                                                        SHARES OF
                                                        PANAVISION
                                                       COMMON STOCK


 (1) Stockholders who hold Panavision Common Stock in book-entry form should list their account number.

 (2) Holders who wish to receive the Cash Price for all of their shares of Panavision Common Stock and who therefore do not wish to make an election to receive Non-Cash Election Shares for any of their shares of Panavision Common Stock should not send any Common Stock Certificates. Such Holders should retain their Common Stock Certificates until Letters of Transmittal are received after the Effective Time of the Merger.

     IF YOUR CERTIFICATE(S) HAS BEEN LOST, STOLEN OR DESTROYED, CONTACT THE EXCHANGE AGENT IMMEDIATELY AT 1-800-777-3674 (SEE INSTRUCTION D5).

                            ------------------------

Ladies and Gentlemen:

     In connection with the proposed merger (the 'Merger') of Merger Sub with and into Panavision, the undersigned hereby makes an election to either (i) retain fully paid and nonassessable shares of Panavision Common Stock ('Non-Cash Election Shares') or (ii) to receive an amount in cash equal to $27.00 per share (the 'Cash Price') of Panavision Common Stock ('Cash Election Shares'), subject to proration as described in the Agreement of Recapitalization and Merger, dated as of December 18, 1997, by and among Panavision, PX Holding Corporation ('PX Holding') and Merger Sub (the 'Recapitalization Agreement') and in the Proxy Statement (as defined below). Holders who elect Non-Cash Election Shares should submit this Form, accompanied by certificates for shares (the 'Common Stock Certificates') of Panavision Common Stock, to the Exchange Agent. Holders who elect to receive Cash Election Shares for all of their shares of Panavision Common Stock should submit only this Form to the Exchange Agent, unaccompanied by Common Stock Certificates. Each share of Panavision Common Stock for which no election is made will automatically, subject to proration, be converted into the right to receive the Cash Price from Panavision following the Merger. It is understood that the following election is subject to (a) the terms, conditions and limitations set forth in the Proxy Statement (the 'Proxy Statement'), dated May [ ], 1998, relating to the Merger receipt of which is hereby acknowledged by the undersigned, (b) the terms, conditions and limitations set forth in the Recapitalization Agreement and (c) the instructions herein. The acceptance by the Exchange Agent on behalf of Panavision of the Common Stock Certificates for Non-Cash Election Shares delivered pursuant to this Form will constitute a binding agreement between the undersigned and Panavision upon the terms and subject to the conditions of (a), (b) and (c) listed above.

     HOLDERS ELECTING TO RECEIVE THE CASH PRICE FOR ALL THEIR SHARES AND WHO THEREFORE DO NOT WISH TO RETAIN ANY OF THEIR SHARES OR WHO DO NOT MAKE AN ELECTION SHOULD RETAIN THEIR COMMON STOCK CERTIFICATES UNTIL LETTERS OF TRANSMITTAL ARE RECEIVED AFTER THE EFFECTIVE TIME OF THE MERGER.

     AT LEAST 745,380 OF THE SHARES OF PANAVISION COMMON STOCK HELD BY HOLDERS, REPRESENTING 12% OF SUCH HOLDERS' SHARES, MUST BE RETAINED BY THE HOLDERS EITHER THROUGH ELECTION OR PRORATION. ACCORDINGLY, THE RIGHT TO RECEIVE THE CASH PRICE FOR EACH CASH ELECTION SHARE IS SUBJECT TO PRORATION AS SET FORTH IN THE RECAPITALIZATION AGREEMENT AND DESCRIBED IN THE PROXY STATEMENT. THERE CAN BE NO ASSURANCE THAT A HOLDER WHO ELECTS CASH ELECTION SHARES WILL RECEIVE CASH FOR ALL OF SUCH HOLDER'S CASH ELECTION SHARES.

     A HOLDER OF SHARES OF PANAVISION COMMON STOCK HAVING A PREFERENCE FOR RETAINING SHARES OF PANAVISION COMMON STOCK SHOULD MAKE AN ELECTION TO RECEIVE NON-CASH ELECTION SHARES BECAUSE SHARES AS TO WHICH NO ELECTION HAS BEEN MADE WILL BE CONVERTED INTO THE RIGHT TO RECEIVE THE CASH PRICE IN THE MERGER. NONE OF PX HOLDING, PANAVISION, THE PX HOLDING BOARD OF DIRECTORS OR THE PANAVISION BOARD OF DIRECTORS MAKES ANY RECOMMENDATION AS TO WHETHER STOCKHOLDERS SHOULD ELECT TO RECEIVE CASH OR TO RETAIN SHARES OF PANAVISION COMMON STOCK IN THE MERGER. EACH HOLDER MUST MAKE HIS OR HER OWN DECISION WITH RESPECT TO SUCH ELECTION.

     In the case of Non-Cash Election Shares (a) the undersigned authorizes and instructs you, as Exchange Agent, to receive the Common Stock Certificates listed above and to deliver on behalf of the undersigned, in exchange for the shares of Panavision Common Stock represented thereby, any certificates for the shares of Panavision Common Stock issuable in the Merger and (b) if Common Stock Certificates are not delivered herewith, there is furnished an affidavit and indemnification for any mutilated, lost, destroyed or stolen Common Stock Certificate or a guarantee of delivery of such Common Stock Certificate from an Eligible Institution (as defined herein).

     In the case of an Election to receive Non-Cash Election Shares, the undersigned represents and warrants that the undersigned has full power and authority to surrender the Common Stock Certificate(s) surrendered herewith or covered by an affidavit and indemnification for mutilated, lost, destroyed or stolen Common Stock Certificate or a guarantee of delivery, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the Common Stock Certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss and title to such

Common Stock Certificate(s) shall pass only after the Exchange Agent has actually received the Common Stock Certificate(s). All questions as to the election revocation, change and form of any Election and surrender of Common Stock Certificates hereunder shall be determined by the Exchange Agent in its reasonable discretion, and such determination shall be binding and conclusive. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or Panavision to be necessary or desirable to complete the sale, assignment, transfer, cancellation and retirement of the shares of Panavision Common Stock delivered herewith. No authority hereby conferred or agreed to be conferred hereby shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     Unless otherwise indicated in the box entitled 'Special Registration Instructions,' please register any Common Stock Certificate for shares of Panavision Common Stock in the name of the registered holder(s) of the shares of Panavision Common Stock appearing above under 'Type of Election.' Similarly, unless otherwise indicated in the box entitled 'Special Delivery Instructions,' please mail certificates for shares of Panavision Common Stock to the registered holder(s) of such shares at the address(es) of the registered holder(s) appearing above under 'Type of Election.' In the event that the boxes entitled 'Special Registration Instructions' and 'Special Delivery Instructions' are both completed, please issue any certificate for shares of Panavision Common Stock in the name(s) of, and mail such certificate to, the person(s) so indicated.

Box II                                                     Box III

         SPECIAL REGISTRATION INSTRUCTIONS                         SPECIAL DELIVERY INSTRUCTIONS
            (SEE INSTRUCTIONS D6 AND D7)                                (SEE INSTRUCTIONS D8)
     To be completed ONLY if the certificates for          To be completed ONLY if the certificates for Non-Cash
Non-Cash Election Shares are to be registered in the name  Election Shares are to be mailed to someone other than
of someone other than the undersigned.                     the undersigned or to the undersigned at an address other
                                                           than that shown under 'Type of Election.'

                                                           MAIL CERTIFICATES TO:

Name:___________________________________________________   Name:______________________________________________________
                      (PLEASE PRINT)                                            (PLEASE PRINT)

Address:________________________________________________


________________________________________________________   Address:___________________________________________________
                                              (ZIP CODE)

_________________________________________________________  ___________________________________________________________
                                                                                                            (ZIP CODE)

Box IV

                                                     SIGN HERE

______________________________________________________     Name(s):_____________________________________________________
                      (PLEASE PRINT)                                              (SIGNATURE(S) OF OWNER(S))

______________________________________________________     Capacity (full title):_______________________________________
Must be signed by registered owner(s) exactly as name(s)
appear(s) on stock certificate(s) or by person(s)         Address:______________________________________________________
authorized to become registered holder(s) by certificates
and documents transmitted herewith. If signature is by     _____________________________________________________________
attorney, executor, administrator, trustee or guardian or                                                     (ZIP CODE)
others acting in a fiduciary capacity, set forth full      _____________________________________________________________
title and see Instruction D3.                                             (AREA CODE AND TELEPHONE NUMBER)

                                                           _____________________________________________________________
                                                                          (TAXPAYER IDENTIFICATION OR
                                                                             SOCIAL SECURITY NUMBER)

                                                           Dated:_______________________________________________________

Box V

                                             GUARANTEE OF SIGNATURE(S)
                            (SEE INSTRUCTIONS D1 AND D7 CONCERNING SIGNATURE GUARANTEE)

If you have filled out the Special Registration            Authorized
Instructions above, you must have your signatures          Signature:____________________________________________________
guaranteed. (See Instruction D8.)
                                                           Name:_________________________________________________________
                                                                                     (PLEASE PRINT)
Dated:__________________________________________________   Firm:_________________________________________________________

                                                           Address:______________________________________________________

                                                           ______________________________________________________________
                                                                                                               (ZIP CODE)
                                                           ______________________________________________________________
                                                                          (AREA CODE AND TELEPHONE NUMBER)

                                  INSTRUCTIONS

A. SPECIAL CONDITIONS

     1. Time in Which to Elect. To be effective, an election pursuant to the terms and conditions set forth herein (an 'Election') on this Form or a facsimile hereof must be received by the Exchange Agent, at the address set forth above, no later than 5:00 P.M., New York City time, on June [ ], 1998 (the 'Election Date'). Holders electing to receive Non-Cash Election Shares must submit this Form of Election accompanied by all of such Holder's certificates representing shares of Panavision Common Stock or a proper guarantee of delivery thereof. Holders electing to receive Non-Cash Election Shares whose stock certificates are not immediately available may also make an effective Election by completing this form or facsimile hereof, having the Guarantee of Delivery box (BOX V) properly completed and duly executed (subject to the condition that the certificates for which delivery is thereby guaranteed are in fact delivered to the Exchange Agent, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Panavision, no later than 5:00 P.M., New York City time, on the third New York Stock Exchange trading day after the dateof execution of such guarantee of delivery). Holders electing to receive Cash Election Shares for all of their shares of Panavision Common Stock should submit only this Form, unaccompanied by Common Stock Certificates. Subject to proration as described in the Proxy Statement, each share of Panavision Common Stock with respect to which the Exchange Agent shall have not received an effective Election prior to the Election Date, or with respect to which the Exchange Agent has received an effective Election For Cash Election Shares, outstanding at the effective time of the Merger will be converted subject to proration, into the right to receive the Cash Price from Panavision following the Merger. See Instruction B. HOLDERS ELECTING TO RECEIVE THE CASH PRICE OR WHO DO NOT MAKE AN ELECTION SHOULD RETAIN THEIR COMMON STOCK CERTIFICATES UNTIL LETTERS OF TRANSMITTAL ARE RECEIVED AFTER THE EFFECTIVE TIME OF THE MERGER.

     2. Revocation of Election. Any Election may be revoked by the person who submitted this Form to the Exchange Agent and, in the case of Non-Cash Election Shares, the certificate(s) for shares withdrawn, by written notice duly executed and received by the Exchange Agent (i) prior to 5:00 P.M. on the Election Date or (ii) after the Election Date, if (and to the extent that) the Exchange Agent is legally required to permit revocations and the effective time shall not have occurred prior to such date. Such notice must specify the person in whose name the shares of Panavision Common Stock to be withdrawn had been deposited, the number of shares to be withdrawn, the name of the registered holder thereof, and the serial numbers shown on the certificate(s) representing the shares to be withdrawn. If an Election is revoked, and the certificates(s) for shares withdrawn, the Panavision Common Stock certificate(s) submitted therewith will be promptly returned by the Exchange Agent to the person who submitted such certificate(s).

     3. Termination of Right to Elect. If for any reason the Merger is not consummated or is abandoned, all Elections will be void and of no effect. Certificate(s) for Panavision Common Stock previously received by the Exchange Agent will be returned promptly by the Exchange Agent to the person who submitted such stock certificate(s).


B. ELECTION AND PRORATION PROCEDURES

     A description of the election and proration procedures is set forth in the Proxy Statement under 'THE MERGER--Election Procedure' and '--Conversion/Retention of Shares; Procedures for Exchange of Certificates.' A full statement of the election and proration procedures is contained in the Recapitalization Agreement and all Elections are subject to compliance with such procedures. IN CONNECTION WITH MAKING ANY ELECTION, HOLDERS SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENT AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT UNDER 'THE MERGER--CERTAIN FEDERAL INCOME TAX CONSEQUENCES.'

     AS A RESULT OF THE PRORATION PROCEDURES, HOLDERS ELECTING TO RECEIVE THE CASH PRICE FOR THEIR SHARES OF PANAVISION COMMON STOCK MAY BE REQUIRED TO RETAIN A PORTION OF SUCH SHARES. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE NUMBER OF NON-CASH ELECTION SHARES OR CASH ELECTION SHARES ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES.

     HOLDERS ELECTING TO RECEIVE THE CASH PRICE FOR ALL THEIR SHARES AND WHO THEREFORE DO NOT WISH TO RETAIN ANY OF THEIR SHARES OR WHO DO NOT MAKE AN

ELECTION SHOULD RETAIN THEIR COMMON STOCK CERTIFICATES UNTIL LETTERS OF TRANSMITTAL ARE RECEIVED AFTER THE EFFECTIVE TIME OF THE MERGER.

C. RECEIPT OF NON-CASH ELECTION SHARES OR LETTERS OF TRANSMITTAL

     As soon as practicable after the effective time of the Merger and after the Election Date, the Exchange Agent will mail certificate(s), in the case of Non-Cash Election Shares, with respect to each share of Panavision Common Stock which is included in any effective Non-Cash Election. Subject to proration as described in the Proxy Statement, Holders who elected to receive Cash Election Shares, who declined to make an Election, or who failed to make an effective Election with respect to any or all of their shares will receive, for each such share, the right to receive the Cash Price as soon as practicable following the receipt of a properly completed Letter of Transmittal by the Exchange Agent.

D. GENERAL

     1. Execution and Delivery. This Form or a facsimile hereof must be properly filled in, dated and signed in BOX IV, and must be delivered (together, only in the case of Holders electing to receive Non-Cash Election Shares, with all Common Stock Certificates for such shares of Panavision Common Stock held by such Holder, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Panavision or with a duly signed guarantee of delivery of such Common Stock Certificates) to the Exchange Agent at any of the addresses set forth above.

     HOLDERS ELECTING TO RECEIVE THE CASH PRICE FOR ALL THEIR SHARES OF PANAVISION COMMON STOCK OR WHO DO NOT MAKE AN ELECTION SHOULD RETAIN THEIR COMMON STOCK CERTIFICATES UNTIL LETTERS OF TRANSMITTAL ARE RECEIVED AFTER THE EFFECTIVE TIME OF THE MERGER.


     THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDER, BUT IF SENT BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS SUGGESTED.

     2. Inadequate Space. If there is insufficient space on this Form to list all your Common Stock Certificates, please attach a separate signed schedule containing the information shown in Box I.

     3. Signatures. The signature (or signatures, in the case of Common Stock Certificates owned by two or more joint holders) on this Form should correspond exactly with the name(s) as written on the face of the Common Stock Certificates representing such shares unless the shares of Panavision Common Stock described on this Form have been assigned by the registered holder(s), in which event this Form should be signed in exactly the same form as the name of the last transferee indicted on the transfers attached to or endorsed on the such Common Stock Certificates.

     If this Form is signed by a person or persons other than the registered owners of the Common Stock Certificates listed, the Common Stock Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on such Common Stock Certificates.

     If this Form or any Common Stock Certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Form.

     4. Partial Exchanges. If fewer than all the shares represented by any certificate delivered to the Exchange Agent are to be retained, fill in the number of Non-Cash Election Shares in the box entitled 'Number of Shares of Panavision Common Stock to be Retained' and the number of Cash Election Shares in the box entitled 'Number of Shares with Respect to which an Election to Receive the Cash Price is Made'.

     5. Lost or Destroyed Certificates. If your Common Stock Certificates have been either lost or destroyed, please make note of this fact on the front of this Form opposite your name and address and the appropriate forms for replacement will be sent to you. You will then be instructed as to the steps you must take in order to receive a stock certificate(s) representing Non-Cash Election Shares.

     6. New Certificates in Same Name. If any Common Stock Certificate(s) representing Non-Cash Election Shares are to be registered in exactly the same name(s) that appears on the Common Stock Certificate(s) representing shares of Panavision Common Stock submitted with this Form, no endorsement of Common Stock Certificate(s) or separate stock power(s) is required.

     7. New Certificates in Different Name. If the section entitled 'Special Registration Instructions' in BOX II is completed, then signatures on this Form of Election must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents' Medallion Program (each an 'Eligible Institution'). If the surrendered certificates are registered in the name of a person other than the signer of this Form of Election, or if the issuance is to be made to a person other than the signer of this Form of Election, or if the issuance is to be made to a person other than the registered owner(s), then the surrendered Common Stock Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the registered owners appear on such certificate(s) or stock power(s), with the signatures on the Common Stock Certificate(s) or stock power(s) guaranteed by an Eligible Institution as provided herein.

     8. Special Delivery Instructions. If the Common Stock Certificates for Non-Cash Election Shares are to be registered in the name of the registered holder(s) of shares of Panavision Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder, it will be necessary to indicate such person or address in BOX III.

     9. Miscellaneous. A single Common Stock Certificate representing Non-Cash Election Shares will be issued.

     All questions with respect to this Form and the Elections (including, without limitation, questions relating to the timeliness or effectiveness of revocation or any Election and computations as to proration) will be determined by Panavision and PX Holding, which determination shall be conclusive and binding.

     Additional copies of this Form may be obtained from D.F. King & Co., Inc. as Information Agent (whose telephone number is (212) 269-5550 (Call Collect) or 1-800-758-5378 (Toll Free)).